Q1 2013 Earnings Results April 24, 2013

Forward-Looking Statement Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate the MDT Personnel and other acquisitions that we may make from time to time; and 10) other risks described in our filings with the Securities and Exchange Commission, including our most recent Form 10-K filing. Use of estimates and forecasts: Any references made to 2013 and 2014 are based on management guidance issued April 24, 2013, and are included for informational purposes only and are not an update or reaffirmation. Any other reference to future financial estimates are included for informational purposes only and subject to factors discussed in our 10-K. graphic, photo, chart TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 2

Q1 2013 Highlights • Revenue growth of 11 percent* which includes the MDT acquisition • Revenue growth of 19 percent* excluding large aviation customer • Steady growth in demand across most geographies and industries • Improving construction market • Gross margin expansion excluding acquisition impact • MDT integration substantially complete graphic, photo, chart TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 3 *MDT acquired in the second week of February 2013. Due to the consolidation of 65 MDT branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and accurately calculated.

Q-1 2013 Q-1 2012 Change Revenue $ 346 $ 311 11% Gross profit $ 87 $ 79 9% % of Revenue 25.0% 25.5% SG&A expense $ 88 $ 72 23% % of Revenue 25.5% 23.2% EBITDA* $ (2) $ 7 -125% % of Revenue -0.5% 2.3% Non-recurring acquisition costs** $ 4 $ 0 % of Revenue 1.2% 0.0% Adjusted EBITDA* $ 2 $ 7 -67% % of Revenue 0.7% 2.3% Dollar amounts in millions. Certain amounts may not sum or recalculate due to rounding. Q1 2013 Highlights TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 4 *EBITDA and Adjusted EBITDA are non-GAAP terms. See the Q1 2013 Operating Income to EBITDA and Adjusted EBITDA Reconciliation slide. ** Includes costs related to the purchase, integration, reorganization, and shutdown activities of the MDT acquisition which are not expected to recur in 2014.

Q1 2013 Operating Income to EBITDA and Adjusted EBITDA Reconciliation TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 5 *Adjusted EBITDA excludes non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to the MDT acquisition from EBITDA. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. In millions Q1 2013 Income (loss) from operations (7.0)$ MDT d preciation & amortization 0.4$ Other depreciation & amortization 4.8$ EBITDA* (1.8)$ Non-recurring acquisition costs 4.2$ Adjusted EBITDA* 2.4$

Revenue Trends* graphic, photo, chart -5% 0% 5% 10% 15% 20% Q-2 '12 Q-3 '12 Q-4 '12 Q-1 '13** Quarterly Trends -5% 5% 15% 25% Jan. Feb.** March** Monthly Trends *All calculations based on comparison to same period a year ago. **MDT acquired in the second week of February 2013. Due to the consolidation of 65 MDT branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and accurately calculated. TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 6 Revenue Growth Revenue Growth Excluding Large Customer Project

Gross Margin Change graphic, photo, chart TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 7 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% Q1 2012 Sales Mix MDT Acquisition* Q1 2013 25.5% 25.0% +0.5% -1.0% * Due to the consolidation of 65 MDT branches into existing branches, and merging customers and workforces, the gross margin impact cannot be segregated and accurately calculated. Amounts listed represent management’s best estimate.

SG&A Bridge graphic, photo, chart TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 8 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q1 2012 MDT Operations* Non-Recurring Acquisition Costs** Variable and Other Costs Q1 2013 +$6M $72M $88M +$6M +$4M * Due to the consolidation of 65 MDT branches into existing branches, and merging customers and workforces, SG&A costs cannot be segregated and accurately calculated. Amounts listed represent management’s best estimate. ** Includes costs related to the purchase, integration, reorganization, and shutdown activities of the MDT acquisition which are not expected to recur in 2014.

MDT Acquisition - Integration Update Q1 2013 • Offer positions to all MDT field employees and onboard • Consolidate 65 branches • Blend MDT and TrueBlue sales and service teams • Transition all branches to TrueBlue point-of-sale system Q2 2013 • Complete transition of back office support services • Close MDT back office TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 9 PLAN: COMPLETED?

Q2 2013 Expectations Total revenue of $415 - $425M or growth of about 19 percent* Net income per diluted share of $0.22 – $0.27 • Includes MDT non-recurring acquisition and related costs of $0.05 • Includes MDT intangible asset amortization expense of $0.01 * Based on comparison to same period a year ago. TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 10

2013 Estimate - Operating Income to EBITDA and Adjusted EBITDA Reconciliation graphic, photo, chart In millions TRUEBLUE – Investor Presentation | Q1 2013 Earnings Results | April 24, 2013 | page 11 *Adjusted EBITDA excludes costs related to the purchase, integration, reorganization and shutdown activities related to the MDT acquisition and reorganization costs related to branch efficiencies from EBITDA that are not expected to recur in 2014. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. TrueBlue Total Income from operations 55$ Depre iation & amortization 22 EBITDA* 77 Non-recurring costs 8 Adjusted EBITDA* 85$